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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2001

                               US DIAGNOSTIC INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

            1-13392                                    11-3164389
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    (Commission File Number)               (IRS Employer Identification No.)

250 Australian Avenue, Suite 900, West Palm Beach, Florida          33401
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:    (561) 832-0006
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ITEM 5. OTHER EVENTS

On May 1, 2001, US Diagnostic Inc. (the "Company") announced that it has added Warren G. Lichtenstein to its Board of Directors and that C. Keith Hartley has resigned as director. Mr. Lichtenstein is the managing member of Steel Partners, LLC, the general partner of the Company's largest shareholder, Steel Partners, II, L.P.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         US DIAGNOSTIC INC.



Dated: May 1, 2001                       By: /s/ P. Andrew Shaw
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                                             P. Andrew Shaw
                                             Executive Vice President and Chief
                                             Financial Officer











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